UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 1, 2005

                                SENTO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                      000-06425               87-0284979
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

              420 East South Temple, Suite 400
                    Salt Lake City, Utah                       84111
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)

                                 (801) 431-9200
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

         The information in Items 7.01 and 9.01 of this report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.


                       ITEM 7.01--REGULATION FD DISCLOSURE

         On November 1, 2005, Sento Corporation issued a press release, a copy of which is attached as Exhibit 99.01.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number             Title of Document                      Location
-------------- ---------------------------------------------- ------------------

     99        Miscellaneous
-------------- ----------------------------------------------
    99.01      Public release dated November 1, 2005          Attached


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                           FORWARD-LOOKING STATEMENTS

         Statements in this report that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, goals, hopes or intentions regarding future events. Words such as "expects," "intends," "estimates," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation, and specifically disclaims any obligation, to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: Sento's stock price has historically been volatile; difficulties encountered in post-acquisition integration and operation of the acquired assets including retaining existing clients of the acquired company; variations in market and economic conditions; Sento's dependence on its limited number of key clients; failure to renew existing client contracts for continuation of services; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions, which could cause actual results to differ from Sento's current expectations, are contained in Sento's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SENTO CORPORATION


Date: November 1, 2005                            By   /s/ Anthony Sansone
                                                     ---------------------------
                                                     Anthony Sansone,
                                                     Chief Financial Officer

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